 CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Ralph J. Scarpa, Principal Executive Officer and Principal Financial Officer of the Capital Management Investment Trust and the Capital Management Mid-Cap Fund and Capital Management Small-Cap Fund , (the “Funds"), certify that:

1.	The N-CSR of the Funds for the period ended November 30, 2010 (the "Report") fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Ralph J. Scarpa
Ralph J. Scarpa
Principal Executive Officer and Principal Financial Officer

Date:	January 24, 2011

A SIGNED ORIGINAL OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, OR OTHER DOCUMENT AUTHENTICATING, ACKNOWLEDGING, OR OTHERWISE ADOPTING THE SIGNATURE THAT APPEARS IN TYPED FORM WITHIN THE ELECTRONIC VERSION OF THIS WRITTEN STATEMENT REQUIRED BY SECTION 906, HAS BEEN PROVIDED TO MATRIX CAPITAL GROUP, INC. AND WILL BE RETAINED BY MATRIX CAPITAL GROUP, INC. AND FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION OR ITS STAFF UPON REQUEST.